Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Scott C. Evans, the Principal Executive Officer of TIAA-CREF U.S. Real Estate Fund I, L.P. (the “Registrant”), whose signature appears below, appoints Glenn A. MacFarlane, Thomas C. Garbutt, Philip J. McAndrews and Kamal Bhatia, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-11 for the Registrant, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: August 21, 2007
/s/ Scott C. Evans
Scott C. Evans

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21st day of August, 2007, by Scott C. Evans, whom I have identified to be the person who signs herein.

/s/ Kathryn M. Sartori
NOTARY PUBLIC

My Commission Expires: September 30, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Glenn A. MacFarlane, the Principal Financial Officer of TIAA-CREF U.S. Real Estate Fund I, L.P. (the “Registrant”), whose signature appears below, appoints Thomas C. Garbutt, Philip J. McAndrews and Kamal Bhatia, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-11 for the Registrant, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: August 2, 2007
/s/ Glenn A. MacFarlane
Glenn A. MacFarlane

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 2nd day of August, 2007, by Glenn A. MacFarlane, whom I have identified to be the person who signs herein.

/s/ Edith M. Sause
NOTARY PUBLIC

My Commission Expires: November 19, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Thomas C. Garbutt, a manager of TIAA-CREF USREF I GP, LLC, the general partner of TIAA-CREF U.S. Real Estate Fund I, L.P. (the “Registrant”), whose signature appears below, appoints Glenn A. MacFarlane, Philip J. McAndrews and Kamal Bhatia, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-11 for the Registrant, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: August 7, 2007
/s/ Thomas C. Garbutt
Thomas C. Garbutt

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 7th day of August, 2007, by Thomas C. Garbutt, whom I have identified to be the person who signs herein.

/s/ Rosemarie J. Wagner
NOTARY PUBLIC

My Commission Expires: September 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Philip J. McAndrews, a manager of TIAA-CREF USREF I GP, LLC, the general partner of TIAA-CREF U.S. Real Estate Fund I, L.P. (the “Registrant”), whose signature appears below, appoints Glenn A. MacFarlane, Thomas C. Garbutt and Kamal Bhatia, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-11 for the Registrant, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: August 9, 2007
/s/ Philip J. McAndrews
Philip J. McAndrews

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 9th day of August, 2007, by Philip J. McAndrews, whom I have identified to be the person who signs herein.

/s/ Loretta M. Monahan
NOTARY PUBLIC

My Commission Expires: January 12, 2010